Ohio National Fund, Inc.	July 9, 2018

ON Equity Portfolio

Supplement to Summary Prospectus Dated May 1, 2018

The Summary Prospectus of Ohio National Fund, Inc. (the “Fund”) ON Equity Portfolio is amended to add the following discussion regarding the transfer of the Sub-Advisory Agreement for the ON Equity Portfolio from ClearBridge, LLC to ClearBridge Investments, LLC:

On May 16, 2018, the Fund’s Board of Directors approved: (i) the transfer of ClearBridge, LLC’s rights and obligations under the Sub-Advisory Agreement for the ON Equity Portfolio to an affiliated investment adviser, ClearBridge Investments, LLC; and (ii) an Amended and Restated Sub-Advisory Agreement between Ohio National Investments, Inc. and ClearBridge Investments, LLC for the ON Equity Portfolio, effective July 1, 2018. ClearBridge, LLC and ClearBridge Investments, LLC have operated as one company since February 2014, and there will not be any change in portfolio managers or services to the ON Equity Portfolio resulting from ClearBridge Investments, LLC becoming the sub-adviser.

The Summary Prospectus of the Fund’s ON Equity Portfolio is further amended to replace all references to “ClearBridge, LLC” with “ClearBridge Investments, LLC.” In all other respects, the information applicable to the sub-adviser remains unchanged.